UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10053 and 811-10089

Name of Fund: BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2009

Date of reporting period: 05/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK  SOLUTIONS

BlackRock Short-Term Bond Fund
OF BLACKROCK SHORT-TERM BOND SERIES, INC.

ANNUAL REPORT | MAY 31, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Dear Shareholder

The past 12 months reveal a tale of two markets — one of investor pessimism and decided weakness, and another of optimism and some nascent signs of recovery. The first half of the year was characterized by the former as the global financial crisis erupted into the worst recession in decades. Economic data were uniformly poor and daily headlines recounted financial sector casualties, volatile swings in global financial markets, and monumental government actions that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as better-than-expected economic data, particularly in retail sales, consumer confidence and select areas of the housing market.

Against this backdrop, US equities contended with unprecedented volatility, posting steep declines early, and then recouping those losses — and more — in the final three months of the reporting period. The experience in international markets was similar to that in the United States, though there was a marked divergence in regional performance. Notably, emerging economies, which lagged most developed regions through the downturn, were among the market leaders during the late-period rally.

In fixed income markets, while risk aversion was a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention and led to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, stable retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indices reflected a bifurcated market.

Total Returns as of May 31, 2009	6-month	12-month

US equities (S&P 500 Index)	4.05%	(32.57)%

Small cap US equities (Russell 2000 Index)	7.02	(31.79)

International equities (MSCI Europe, Australasia, Far East Index)	15.10	(36.61)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(2.78)	8.52

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.10	5.36

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.00	3.57

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.14	(7.06)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). Barclays also notified BlackRock that its Board will recommend the transaction to Barclays’ shareholders for approval at a special meeting to be held in early August 2009. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create one of the preeminent asset management firms. The transaction is expected to close in the fourth quarter 2009 following approval by Barclays’ shareholders, the receipt of client consents and regulatory approvals, and satisfaction of customary closing conditions.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2009

Portfolio Management Commentary

How did the Fund perform?

•

The Fund, through its investment in Short-Term Bond Master Portfolio (the “Portfolio”), underperformed the benchmark Merrill Lynch 1 – 3 Year Corporate and Government Index for the 12-month period ended May 31, 2009.

What factors influenced performance?

•

During the annual period, the Fund’s underperformance versus the benchmark was primarily attributable to the Portfolio’s overweights in asset-backed securities (ABS) and US government sponsored agency securities, which underperformed amid historic levels of volatility, most notably during October and November 2008. The allocation to non-agency MBS had the greatest negative impact on relative results.

•

On the positive side, the Portfolio’s overweight exposures to short-dated US investment-grade credit, short-dated commercial mortgage-backed securities (CMBS), and non-US government bonds aided performance, as did our tactical positioning along the yield curve.

Describe recent portfolio activity.

•

During the year, we reduced the Portfolio’s allocation to higher-coupon fixed-rate agency securities, which were selling at premiums, due to concerns over a possible acceleration in prepayments. We used the proceeds from these sales to increase Portfolio exposure to shorter-term investment-grade credit, focusing on non-cyclical industrial names and utilities with high levels of free cash flow in stable regulatory environments.

•

We reduced exposure to US government sponsored agency securities, selling those issues in a strong market. We used proceeds from those sales, along with cash from maturing assets, to increase Portfolio exposure to US government sponsored agency debt, FDIC- and European government-guaranteed debt, and supranational and quasi-sovereign paper. In general, we favor securities that are government-guaranteed and offer an attractive yield relative to US Treasury securities.

•

Lastly, we adjusted the Fund’s yield curve positioning from a steepening to a flattening bias, as slowing economic growth and easing inflation made the intermediate part of the yield curve more appealing.

Describe Portfolio positioning at period end.

•	At the end of the period, the Portfolio was positioned with a long duration relative to the benchmark and a bias toward a flattening yield curve.

•

The Portfolio continues to be underweight in US Treasury and US government sponsored agency securities; overweight in high-quality spread assets, which remain undervalued on a historical basis; and overweight in government-guaranteed paper. Spread sector yields continue to narrow versus US Treasury issues as they build on the recovery that began near the end of the first quarter of 2009 with the announcement of a new Public-Private Investment Program and an expansion of the Term Asset-Backed Securities Loan Facility. We continue to believe that as stability returns to financial markets, spreads will continue to recover gradually over time.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administrative fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Short-Term Bond Master Portfolio (the”Portfolio”) of Short-Term Bond Master LLC (the “Master LLC”). The Portfolio invests in bonds of varying maturities that permit it to maintain a portfolio duration of one to three years.

[3]	This unmanaged Index is comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one year to three years.

Performance Summary for the Period Ended May 31, 2009

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.94%	5.88%	(2.77)%	N/A	1.74%	N/A	3.29%	N/A
Investor A	3.56	5.61	(3.17)	(6.08)%	1.43	0.81%	3.01	2.70%
Investor B	2.96	5.26	(3.75)	(7.49)	0.75	0.40	2.33	2.33
Investor C	2.86	5.21	(3.98)	(4.91)	0.60	0.60	2.20	2.20
Investor C1	2.97	5.26	(3.73)	(4.67)	0.78	0.78	2.33	2.33
Class R	3.16	5.37	(3.61)	N/A	1.11	N/A	2.79	N/A
Merrill Lynch 1 – 3 Corporate and Government Index	—	2.96	4.63	N/A	4.11	N/A	4.82	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

The performance results for Investor A, Investor B, Investor C1 and Institutional Shares depicted on page 5 are those of BlackRock Short-Term Bond Fund and, prior to October 6, 2000 (commencement of operations), share performance results are those of Institutional Shares of a predecessor fund (which have no distribution or service fees) restated to reflect each share class’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees, and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example (which is based on a hypothetical investment of $1,000 invested on December 1, 2008 and held through May 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example, Including Interest Expense

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,058.80	$4.12	$1,000	$1,021.00	$4.04
Investor A	$1,000	$1,056.10	$5.65	$1,000	$1,019.50	$5.55
Investor B	$1,000	$1,052.60	$9.19	$1,000	$1,016.05	$9.02
Investor C	$1,000	$1,052.10	$9.59	$1,000	$1,015.65	$9.42
Investor C1	$1,000	$1,052.60	$9.13	$1,000	$1,016.10	$8.97
Class R	$1,000	$1,053.70	$8.06	$1,000	$1,017.15	$7.92

Expense Example, Excluding Interest Expense

	Actual			Hypothetical[2]

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[3]	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During the Period[3]

Institutional	$1,000	$1,058.80	$3.86	$1,000	$1,021.25	$3.79
Investor A	$1,000	$1,056.10	$5.40	$1,000	$1,019.75	$5.30
Investor B	$1,000	$1,052.60	$8.93	$1,000	$1,016.30	$8.77
Investor C	$1,000	$1,052.10	$9.39	$1,000	$1,015.85	$9.22
Investor C1	$1,000	$1,052.60	$8.88	$1,000	$1,016.35	$8.72
Class R	$1,000	$1,053.70	$7.80	$1,000	$1,017.40	$7.67

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional, 1.10% for Investor A, 1.79% for Investor B, 1.87% for Investor C, 1.78% for Investor C1 and 1.57% for Class R), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

[3]

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional, 1.05% for Investor A, 1.74% for Investor B, 1.83% for Investor C, 1.73% for Investor C1 and 1.52% for Class R), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and master portfolio in which it invests.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	7

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through the issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by the Portfolio and may reduce investment returns.

Derivative Instruments

The Portfolio may invest in various derivative instruments, including financial futures contracts, swaps, swaptions, forward currency exchange contracts and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Statement of Assets and Liabilities	BlackRock Short-Term Bond Fund

May 31, 2009

Assets

Investment at value — Short-Term Bond Master Portfolio (the “Portfolio”) (cost — $574,136,668)	$533,764,155
Capital shares sold receivable	1,923,072
Prepaid expenses	18,381

Total assets	535,705,608

Liabilities

Income dividends payable	1,404,255
Capital shares redeemed payable	1,396,078
Contributions payable to the Portfolio	526,994
Service and distribution fees payable	175,456
Administration fees payable	112,162
Other affiliates payable	13,303
Officer’s and Directors’ fees payable	160
Other accrued expenses payable	185,094

Total liabilities	3,813,502

Net Assets	$531,892,106

Net Assets Consist of

Paid-in capital	$613,052,238
Undistributed net investment income	2,412,958
Accumulated net realized loss allocated from the Portfolio	(43,200,577)
Net unrealized appreciation/depreciation allocated from the Portfolio	(40,372,513)

Net Assets	$531,892,106

Net Asset Value

Institutional — Based on net assets of $116,432,167 and 12,703,811 shares outstanding, 100 million shares authorized, $0.01 par value	$9.17

Investor A — Based on net assets of $260,593,755 and 28,448,138 shares outstanding, 100 million shares authorized, $0.01 par value	$9.16

Investor B — Based on net assets of $25,693,714 and 2,811,132 shares outstanding, 200 million shares authorized, $0.01 par value	$9.14

Investor C — Based on net assets of $61,697,360 and 6,748,487 shares outstanding, 100 million shares authorized, $0.01 par value	$9.14

Investor C1 — Based on net assets of $61,323,022 and 6,710,906 shares outstanding, 100 million shares authorized, $0.01 par value	$9.14

Class R — Based on net assets of $6,152,088 and 672,800 shares outstanding, 200 million shares authorized, $0.01 par value	$9.14

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	9

Statement of Operations	BlackRock Short-Term Bond Fund

Year Ended May 31, 2009

Investment Income

Net investment income allocated from the Portfolio:
Interest	$28,385,040
Income — affiliated	3,059
Expenses	(1,786,303)

Total income	26,601,796

Expenses

Administration	1,452,692
Service — Investor A	692,053
Service and distribution — Investor B	254,919
Service and distribution — Investor C	536,466
Service and distribution — Investor C1	652,814
Service and distribution — Class R	35,639
Transfer agent — Institutional	222,365
Transfer agent — Investor A	595,545
Transfer agent — Investor B	71,950
Transfer agent — Investor C	148,973
Transfer agent — Investor C1	169,691
Transfer agent — Class R	28,398
Printing	100,347
Registration	85,742
Professional	46,642
Officer and Directors	922
Miscellaneous	21,531

Total expenses	5,116,689

Net investment income	21,485,107

Realized and Unrealized Loss Allocated From the Portfolio

Net realized loss from investments, financial futures contracts, swaps, options written, foreign currency and borrowed bonds	(20,153,122)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written, foreign currency and TBA sale commitments	(25,843,561)

Total realized and unrealized loss	(45,996,683)

Net Decrease in Net Assets Resulting from Operations	$(24,511,576)

See Notes to Financial Statements.

10	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Statements of Changes in Net Assets	BlackRock Short-Term Bond Fund

Increase (Decrease) in Net Assets:	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008	Year Ended June 30, 2007

Operations

Net investment income	$21,485,107	$25,312,646	$25,375,834
Net realized loss	(20,153,122)	(1,371,193)	(7,047,013)
Net change in unrealized appreciation/depreciation	(25,843,561)	(10,189,278)	9,238,509

Net increase (decrease) in net assets resulting from operations	(24,511,576)	13,752,175	27,567,330

Dividends to Shareholders From

Net investment income:
Institutional	(5,699,597)	(7,553,783)	(8,402,051)
Investor A	(10,278,983)	(11,045,183)	(10,962,922)
Investor B	(856,327)	(1,113,358)	(1,626,913)
Investor C	(1,572,395)	(935,644)	(278,138)
Investor C1	(2,202,730)	(3,003,227)	(4,176,074)
Class R	(235,034)	(280,350)	(261,107)

Decrease in net assets resulting from dividends to shareholders	(20,845,066)	(23,931,545)	(25,707,205)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(105,143,186)	18,663,131	(5,691,836)

Net Assets

Total increase (decrease) in net assets	(150,499,828)	8,483,761	(3,831,711)
Beginning of period	682,391,934	673,908,173	677,739,884

End of period	$531,892,106	$682,391,934	$673,908,173

End of period undistributed (distributions in excess of) net investment income	$2,412,958	$1,313,448	$(19,940)

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	11

Financial Highlights	BlackRock Short-Term Bond Fund

	Institutional

	Year Ended May 31, 2009		Period July 1, 2007 to May 31, 2008

				Year Ended June 30,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.82		$9.97	$9.94	$10.10	$10.16	$10.39

Net investment income[1]	0.38		0.40	0.42	0.36	0.30	0.31
Net realized and unrealized gain (loss)	(0.66)		(0.17)	0.03	(0.15)	(0.06)	(0.23)

Net increase (decrease) from investment operations	(0.28)		0.23	0.45	0.21	0.24	0.08

Dividends from net investment income	(0.37)		(0.38)	(0.42)	(0.37)	(0.30)	(0.31)

Net asset value, end of period	$9.17		$9.82	$9.97	$9.94	$10.10	$10.16

Total Investment Return[2]

Based on net asset value	(2.77	) %	2.36%[3]	4.59%	2.11%	2.39%	0.81%

Ratios to Average Net Assets[4]

Total expenses	0.76%		0.72%[5]	0.72%	0.67%	0.69%	0.65%

Net investment income	4.10%		4.40%[5]	4.16%	3.61%	2.93%	3.00%

Supplemental Data

Net assets, end of period (000)	$116,432		$184,616	$200,542	$203,377	$208,777	$240,749

Portfolio turnover of the Portfolio	143%[6]		230%[7]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[7]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

12	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor A

	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

			Year Ended June 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.82	$9.96	$9.94	$10.10	$10.16	$10.38

Net investment income[1]	0.35	0.38	0.39	0.34	0.27	0.29
Net realized and unrealized gain (loss)	(0.67)	(0.17)	0.02	(0.16)	(0.05)	(0.22)

Net increase (decrease) from investment operations	(0.32)	0.21	0.41	0.18	0.22	0.07

Dividends from net investment income	(0.34)	(0.35)	(0.39)	(0.34)	(0.28)	(0.29)

Net asset value, end of period	$9.16	$9.82	$9.96	$9.94	$10.10	$10.16

Total Investment Return[2]

Based on net asset value	(3.17)%	2.16%[3]	4.20%	1.84%	2.14%	0.66%

Ratios to Average Net Assets[4]

Total expenses	1.07%	1.04%[5]	1.00%	0.91%	0.93%	0.89%

Net investment income	3.83%	4.09%[5]	3.88%	3.37%	2.69%	2.78%

Supplemental Data

Net assets, end of period (000)	$260,594	$320,418	$286,396	$267,411	$235,886	$125,950

Portfolio turnover of the Portfolio	143%[6]	230%[7]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[7]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	13

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor B

	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

			Year Ended June 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.79	$9.94	$9.91	$10.08	$10.14	$10.37

Net investment income[1]	0.29	0.31	0.32	0.27	0.20	0.22
Net realized and unrealized gain (loss)	(0.66)	(0.17)	0.02	(0.16)	(0.05)	(0.23)

Net increase (decrease) from investment operations	(0.37)	0.14	0.34	0.11	0.15	(0.01)

Dividends from net investment income	(0.28)	(0.29)	(0.31)	(0.28)	(0.21)	(0.22)

Net asset value, end of period	$9.14	$9.79	$9.94	$9.91	$10.08	$10.14

Total Investment Return[2]

Based on net asset value	(3.75)%	1.43%[3]	3.61%	1.07%	1.46%	(0.11)%

Ratios to Average Net Assets[4]

Total expenses	1.76%	1.70%[5]	1.67%	1.59%	1.61%	1.56%

Net investment income	3.13%	3.40%[5]	3.21%	2.67%	2.00%	2.12%

Supplemental Data

Net assets, end of period (000)	$25,694	$33,301	$42,358	$60,519	$97,090	$130,802

Portfolio turnover of the Portfolio	143%[6]	230%[7]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[7]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

14	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C				Investor C1

	Year Ended May 31, 2009		Period July 1, 2007 to May 31, 2008	Period October 2, 2006[1] to June 30, 2007	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

							Year Ended June 30,

							2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.80		$9.94	$10.01	$9.79	$9.94	$9.91	$10.07	$10.13	$10.36

Net investment income[2]	0.28		0.29	0.19	0.29	0.31	0.32	0.27	0.20	0.22
Net realized and unrealized gain (loss)	(0.67)		(0.17)	(0.03)	(0.66)	(0.17)	0.04	(0.15)	(0.05)	(0.23)

Net increase (decrease) from investment operations	(0.39)		0.12	0.16	(0.37)	0.14	0.36	0.12	0.15	(0.01)

Dividends from net investment income	(0.27)		(0.26)	(0.23)	(0.28)	(0.29)	(0.33)	(0.28)	(0.21)	(0.22)

Net asset value, end of period	$9.14		$9.80	$9.94	$9.14	$9.79	$9.94	$9.91	$10.07	$10.13

Total Investment Return[3]

Based on net asset value	(3.98	) %	1.21%[4]	1.57%[4]	(3.73)%	1.46%[4]	3.62%	1.17%	1.46%	(0.11)%

Ratios to Average Net Assets[5]

Total expenses	1.88%		2.04%[6]	2.09%[6]	1.73%	1.68%[6]	1.66%	1.59%	1.60%	1.56%

Net investment income	3.06%		3.14%[6]	2.81%[6]	3.14%	3.43%[6]	3.24%	2.68%	2.01%	2.12%

Supplemental Data

Net assets, end of period (000)	$61,697		$47,140	$23,886	$61,323	$89,055	$111,844	$142,083	$179,290	$239,263

Portfolio turnover of the Portfolio	143%[7]		230%[8]	108%	211%[7]	143%[8]	108%	80%	75%	107%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	15

Financial Highlights (concluded)	BlackRock Short-Term Bond Fund

	Class R

	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

			Year Ended June 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.80	$9.94	$9.92	$10.08	$10.14	$10.37

Net investment income[1]	0.31	0.34	0.36	0.32	0.18	0.17
Net realized and unrealized gain (loss)	(0.67)	(0.16)	0.02	(0.16)	0.01	(0.11)

Net increase (decrease) from investment operations	(0.36)	0.18	0.38	0.16	0.19	0.06

Dividends from net investment income	(0.30)	(0.32)	(0.36)	(0.32)	(0.25)	(0.29)

Net asset value, end of period	$9.14	$9.80	$9.94	$9.92	$10.08	$10.14

Total Investment Return

Based on net asset value	(3.61)%	1.80%[2]	3.91%	1.58%	1.88%	0.56%

Ratios to Average Net Assets[3]

Total expenses	1.50%	1.41%[4]	1.30%	1.17%	1.19%	1.16%

Net investment income	3.40%	3.70%[4]	3.59%	3.15%	2.46%	2.42%

Supplemental Data

Net assets, end of period (000)	$6,152	$7,861	$8,882	$4,350	$4,477	$2,387

Portfolio turnover of the Portfolio	143%[5]	230%[6]	108%	80%	75%	107%

[1]	Based on average shares outstanding.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[6]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

16	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Notes to Financial Statements	BlackRock Short-Term Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Bond Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Bond Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all or a portion of its assets in Short-Term Bond Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2009 was 100%. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Fund’s investment:

Valuation Inputs	Investment in the Master LLC

Assets

Level 1	—
Level 2	$533,764,155
Level 3	—

Total	$533,764,155

Investment Transactions and Net Investment Income: Investment transactions in the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Fund’s US federal tax returns remains open for each of the two years ended June 30, 2007, the period July 1, 2007 to May 31, 2008 and the year ended May 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	17

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Bond Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets.

Effective October 1, 2008, the Bond Fund has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C, Investor C1, and Class R shareholders.

For the year ended May 31, 2009, affiliates earned underwriting discounts and direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $94,850. This amount includes payments to Merrill Lynch from June 1, 2008 to December 31, 2008, when it was considered an affiliate. Affiliates received contingent deferred sales charges of $29,467, $50,383 and $6,006 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $4,543 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended May 31, 2009, the Fund paid $711,365 in return for these services, which are included in transfer agent fees in the Statement of Operations. This amount includes payments to Merrill Lynch from June 1, 2008 to December 31, 2008, when it was considered an affiliate.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended May 31, 2009, the Fund earned $212, which is included in income — affiliated in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2009, the Fund reimbursed the

18	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

Administrator the following amounts for costs incurred running the call center, which are included in the transfer agent fees in the Statement of Operations.

Call Center Fees

Institutional	$2,882
Investor A	$5,794
Investor B	$1,240
Investor C	$1,367
Investor C1	$1,843
Class R	$117

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2009 attributable to foreign currency transactions, the expiration of capital loss carryforwards, accounting for swap agreements, the classification of settlement proceeds, and accounting for paydowns were reclassified to the following accounts:

Paid-in capital	$(1,140,537)
Undistributed net investment income	$459,469
Accumulated net realized loss allocated from the Portfolio	$681,068

The tax character of distributions paid during the fiscal year ended May 31, 2009, the period July 1, 2007 to May 31, 2008 and the fiscal year ended June 30, 2007 was as follows:

	5/31/2009	5/31/2008	6/30/2007

Distributions paid from:
Ordinary income	$20,845,066	$23,931,545	$25,707,205

Total taxable distributions	$20,845,066	$23,931,545	$25,707,205

As of May 31, 2009, the components of distributable earnings/accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$2,362,498
Capital loss carryforward	(21,215,979)
Net unrealized losses*	(62,306,651)

Total	$(81,160,132)

*

The differences between book-basis and tax-basis net unrealized losses is attributable primarily to the realization of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of May 31, 2009, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires May 31,

2011	$971,617
2012	1,630,307
2013	6,250,370
2014	2,851,962
2015	4,506,787
2016	3,529,920
2017	1,475,016

Total	$21,215,979

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2009		Period July 1, 2007 to May 31, 2008		Year Ended June 30, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,267,567	$20,839,724	2,200,480	$21,894,170	3,882,332	$38,889,841
Shares issued to shareholders in reinvestment of dividends	566,661	5,219,810	703,717	6,995,216	778,991	7,804,278

Total issued	2,834,228	26,059,534	2,904,197	28,889,386	4,661,323	46,694,119
Shares redeemed	(8,927,682)	(82,575,977)	(4,228,692)	(42,045,899)	(4,998,426)	(50,085,942)

Net decrease	(6,093,454)	$(56,516,443)	(1,324,495)	$(13,156,513)	(337,103)	$(3,391,823)

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	19

Notes to Financial Statements (concluded)	BlackRock Short-Term Bond Fund

	Year Ended May 31, 2009		Period July 1, 2007 to May 31, 2008		Year Ended June 30, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	7,327,144	$67,182,648	7,578,148	$75,374,297	7,871,739	$78,746,999
Shares issued to shareholders in reinvestment of dividends	1,047,387	9,602,235	1,043,146	10,361,692	1,017,022	10,181,373

Total issued	8,374,531	76,784,883	8,621,294	85,735,989	8,888,761	88,928,372
Shares redeemed	(12,568,804)	(114,968,710)	(4,730,910)	(46,987,766)	(7,051,933)	(70,623,994)

Net increase (decrease)	(4,194,273)	$(38,183,827)	3,890,384	$38,748,223	1,836,828	$18,304,378

Investor B

Shares sold	605,281	$5,549,019	302,027	$2,997,999	382,971	$3,826,348
Shares issued to shareholders in reinvestment of dividends	66,060	603,880	79,414	787,241	115,734	1,156,044

Total issued	671,341	6,152,899	381,441	3,785,240	498,705	4,982,392
Shares redeemed and automatic conversion of shares	(1,260,173)	(11,586,959)	(1,243,283)	(12,326,202)	(2,341,683)	(23,393,256)

Net decrease	(588,832)	$(5,434,060)	(861,842)	$(8,540,962)	(1,842,978)	$(18,410,864)

					Period October 2, 2006* to June 30, 2007

Investor C

Shares sold	5,543,133	$50,962,545	3,373,151	$34,495,381	2,588,797	$25,893,412

Shares issued to shareholders in reinvestment of dividends	146,536	1,334,276	80,345	796,156	22,869	228,442

Total issued	5,689,669	52,296,821	3,453,496	34,291,537	2,611,666	26,121,854
Shares redeemed	(3,753,194)	(34,319,892)	(1,044,224)	(10,343,943)	(208,926)	(2,088,810)

Net increase	1,936,475	$17,976,929	2,409,272	$23,947,594	2,402,740	$24,033,044

* Commencement of operations.

					Year Ended June 30, 2007

Investor C1

Shares sold	144,623	$1,337,945	108,201	$1,072,933	1,095,000	$10,911,973
Shares issued to shareholders in reinvestment of dividends	184,431	1,688,155	231,364	2,293,336	322,310	3,219,362

Total issued	329,054	3,026,100	339,565	3,366,269	1,417,310	14,131,335
Shares redeemed	(2,712,880)	(24,882,120)	(2,500,710)	(24,790,133)	(4,497,738)	(44,899,591)

Net decrease	(2,383,826)	$(21,856,020)	(2,161,145)	$(21,423,864)	(3,080,428)	$(30,768,256)

Class R

Shares sold	373,123	$3,424,022	375,902	$3,736,020	788,722	$7,885,609
Shares issued to shareholders in reinvestment of dividends	25,699	235,034	28,293	280,682	26,378	263,698

Total issued	398,822	3,659,056	404,195	4,016,702	815,100	8,149,307
Shares redeemed	(528,259)	(4,788,821)	(495,118)	(4,928,049)	(360,498)	(3,607,622)

Net increase (decrease)	(129,437)	$(1,129,765)	(90,923)	$(911,347)	454,602	$4,541,685

20	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Report of Independent Registered Public Accounting Firm	BlackRock Short-Term Bond Fund

To the Shareholders and Board of Directors of BlackRock Short-Term Bond Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Short-Term Bond Series, Inc. (the “Fund”), comprising BlackRock Short-Term Bond Fund as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, and the financial highlights for the year ended May 31, 2009, the period July 1, 2007 to May 31, 2008, and the periods ended June 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, and the financial highlights for the year ended May 31, 2009, the period July 1, 2007 to May 31, 2008, and the periods ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 24, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. during the fiscal year ended May 31, 2009:

Federal Obligation Interest		2.59	%*

Interest-Related Dividends for Non-U.S. Residents

Month(s) Paid:	June 2008	78.83	%**
	July 2008	96.64	%**
	August 2008 – December 2008	100.00	%**
	January 2009 – May 2009	78.56	%**

*

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	21

Portfolio Information	Short-Term Bond Master Portfolio

As of May 31, 2009

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	36%
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	21
Asset-Backed Securities	17
U.S. Government Sponsored Agency Obligations	14
U.S. Government Sponsored Agency Mortgage-Backed Securities	5
Foreign Government Obligations	3
U.S. Treasury Obligations	2
U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	67%
AA/Aa	10
A/A	13
BBB/Baa	6
CCC/Caa	2
Not Rated	2

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Obligations, which are deemed AAA/Aaa by the investment advisor.

22	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Schedule of Investments May 31, 2009	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AEP Texas Central Transition Funding Series 2006-A Class A2, 4.98%, 7/01/15	$6,425	$6,776,539
Aegis Asset Backed Securities Trust Series 2006-1 Class A1, 0.389%, 1/25/37 (a)	1,225	1,167,197
American Express Issuance Trust Series 2008-2 Class A, 4.02%, 1/18/11	5,475	5,569,244
Ameriquest Mortgage Securities, Inc. Series 2004-FR1 Class A5, 4.455%, 5/25/34 (a)	6,128	3,744,769
Asset Backed Funding Certificates Series 2006-OPT2 Class A3A, 0.369%, 10/25/36 (a)	347	339,421
Capital Auto Receivables Asset Trust Series 2004-2 Class D, 5.82%, 5/15/12 (b)	1,250	1,251,462
Carmax Auto Owner Trust Series 2008-2 Class A3B, 1.744%, 10/15/12 (a)	1,665	1,644,148
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL3 Class A3A, 0.369%, 5/25/37 (a)	5,970	3,140,070
Countrywide Asset Backed Certificates Series 2006-20 Class 2A1, 0.359%, 4/25/37 (a)	1,036	961,418
DaimlerChrysler Auto Trust Series 2006-C Class A3, 5.02%, 7/08/10	282	282,479
First Horizon Asset Backed Securities Trust Series 2004-HE4 Class A2, 4.07%, 7/25/19	387	370,293
Ford Credit Auto Owner Trust:
Series 2008-A Class A3A, 3.96%, 4/15/12	7,825	7,881,903
Series 2008-B Class A2, 1.544%, 12/15/10 (a)	1,273	1,275,349
Series 2009-A Class A3B, 2.844%, 5/15/13 (a)	10,355	10,583,898
GCO Slims Trust Series 2006-1A Class Note, 5.72%, 3/01/22 (b)	3,868	3,094,370
GSAA Trust Series 2004-10 Class AF2, 4.22%, 8/25/34 (a)	675	655,560
GSAMP Trust Series 2005-AHL Class A3, 0.649%, 4/25/35 (a)	1,439	1,357,305
HSI Asset Securitization Corp. Trust Series 2006-HE1 Class 2A1, 0.359%, 10/25/36 (a)	1,813	1,058,380
Honda Auto Receivables Owner Trust Series 2006-3 Class A3, 5.12%, 10/15/10	1,240	1,251,159
JPMorgan Mortgage Acquisition Corp. Series 2007-CH5 Class A2, 0.359%, 11/25/29 (a)	4,411	3,698,370
Morgan Stanley ABS Capital I (a):
Series 2007-HE2 Class A2A, 0.349%, 1/25/37	1,637	1,331,894
Series 2007-HE6 Class A1, 0.369%, 5/25/37	3,542	2,197,600
National Collegiate Student Loan Trust Class AIO (c):
Series 2005-2, 7.73%, 3/25/12	16,400	954,480
Series 2005-GT1, 6.75%, 12/25/09	33,293	1,482,567
Nissan Auto Receivables Owner Trust Series 2009-A Class A3, 3.20%, 2/15/13	4,470	4,529,582
PG&E Energy Recovery Funding LLC Series 2005-1 Class A4, 4.37%, 6/25/14	3,520	3,664,117
Popular ABS Mortgage Pass-Through Trust Series 2005-1 Class AF3, 4.142%, 5/25/35 (a)	938	865,262
Residential Asset Mortgage Products, Inc. Series 2003-RZ3 Class A6, 3.40%, 3/25/33	7,832	5,019,497
SLM Student Loan Trust (a):
Series 2002-1 Class A2, 1.202%, 4/25/17	1,926	1,894,221
Series 2002-4 Class A4, 1.46%, 3/15/17	3,301	3,224,152
Series 2005-8 Class A2, 1.182%, 7/25/22	5,427	5,350,335
Series 2008-5 Class A2, 2.192%, 10/25/16	8,775	8,592,050
Series 2008-5 Class A3, 2.392%, 1/25/18	9,400	9,185,661

Asset-Backed Securities	Par (000)	Value

Securitized Asset Backed Receivables LLC Trust Series 2007-NC2 Class A2A, 0.349%, 1/25/37 (a)	$1,570	$1,352,606
Soundview Home Equity Loan Trust (a):
Series 2003-2 Class A2, 0.959%, 11/25/33	5,410	2,218,711
Series 2007-OPT3 Class 2A1, 0.369%, 8/25/37	2,369	2,035,637
Wells Fargo Home Equity Trust Series 2007-2 Class A1, 0.399%, 4/25/37 (a)	2,794	2,354,392

Total Asset-Backed Securities — 21.1%		112,356,098

Corporate Bonds

Aerospace & Defense — 1.4%
Boeing Co., 5.125%, 2/15/13	1,255	1,329,915
Honeywell International, Inc., 3.875%, 2/15/14	2,940	3,000,085
Northrop Grumman Corp., 7.125%, 2/15/11	3,075	3,301,049

		7,631,049

Airlines — 0.1%
American Airlines, Inc. Series 2003-1, 3.857%, 1/09/12	471	438,159

Beverages — 0.7%
Bottling Group LLC, 6.95%, 3/15/14 (d)	1,290	1,457,076
PepsiAmericas, Inc., 4.375%, 2/15/14	2,525	2,501,964

		3,959,040

Capital Markets — 4.2%
Credit Suisse, 5.50%, 5/01/14	1,825	1,843,248
Deutsche Bank AG, 5.375%, 10/12/12	1,790	1,855,824
The Goldman Sachs Group, Inc.:
1.625%, 7/15/11	3,505	3,528,252
6%, 5/01/14	1,600	1,626,770
Macquarie Bank Ltd., 4.10%, 12/17/13 (b)	7,595	7,710,064
Morgan Stanley:
2.25%, 3/13/12	4,470	4,527,887
6%, 5/13/14	1,210	1,215,929

		22,307,974

Commercial Banks — 7.5%
Eksportfinans A/S, 5%, 2/14/12	5,350	5,681,454
European Investment Bank, 3.125%, 6/04/14	2,105	2,093,110
Fifth Third Bank, 4.20%, 2/23/10	4,785	4,738,844
Kreditanstalt fuer Wiederaufbau, 3.50%, 3/10/14	3,535	3,592,679
Lloyds TSB Bank Plc, 2.80%, 4/02/12 (b)	4,715	4,780,788
National City Bank, 4.15%, 8/01/09	5,280	5,273,727
Royal Bank of Scotland Group Plc (b):
1.32%, 4/08/11 (a)	8,300	8,287,675
2.625%, 5/11/12	2,050	2,071,437
US Bank NA, 6.375%, 8/01/11	3,435	3,651,013

		40,170,727

Computers & Peripherals — 1.5%
Hewlett-Packard Co., 2.25%, 5/27/11	8,265	8,318,318

Consumer Finance — 0.4%
Capital One Financial Corp., 5.70%, 9/15/11	2,145	2,179,781

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	23

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Consumer Services — 0.2%
Leland Stanford Junior University, 3.625%, 5/01/14	$950	$950,618

Diversified Financial Services — 6.4%
Bank of America Corp., 4.875%, 9/15/12	2,255	2,171,024
Citigroup, Inc., 1.375%, 5/05/11	4,725	4,736,245
General Electric Capital Corp.:
1.80%, 3/11/11	5,760	5,820,399
1.158%, 11/01/12 (a)	6,350	5,695,239
Series A, 3.75%, 12/15/09	2,700	2,726,654
JPMorgan Chase & Co.:
5.60%, 6/01/11	3,750	3,952,110
2.20%, 6/15/12	2,965	2,997,903
4.75%, 5/01/13	3,000	3,084,693
LeasePlan Corp. NV, 3%, 5/07/12 (b)	2,725	2,752,048

		33,936,315

Diversified Telecommunication Services — 3.2%
AT&T Inc.:
4.125%, 9/15/09 (e)	1,810	1,824,256
4.95%, 1/15/13	1,750	1,809,680
4.85%, 2/15/14	2,995	3,105,782
Qwest Corp., 4.57%, 6/15/13 (a)	250	224,375
Royal KPN NV, 8%, 10/01/10	1,100	1,160,165
Telefonica Emisiones SAU, 5.984%, 6/20/11	3,165	3,342,525
Verizon Global Funding Corp., 7.25%, 12/01/10	5,277	5,647,831

		17,114,614

Electric Utilities — 0.5%
FPL Group Capital, Inc., 5.625%, 9/01/11	1,040	1,114,400
Florida Power Corp., 6.65%, 7/15/11	1,325	1,435,258

		2,549,658

Food & Staples Retailing — 0.5%
CVS Caremark Corp.:
0.968%, 6/01/10 (a)	600	593,521
5.75%, 8/15/11	1,795	1,899,112

		2,492,633

Food Products — 0.2%
Kraft Foods, Inc., 5.625%, 8/11/10	1,115	1,140,899

Insurance — 1.9%
Berkshire Hathaway Finance Corp., 4%, 4/15/12 (b)	5,365	5,610,020
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (b)	3,715	3,667,385
ZFS Finance (USA) Trust I, 6.15%, 12/15/65 (a)(b)	1,125	736,875

		10,014,280

Media — 2.9%
British Sky Broadcasting Group Plc, 8.20%, 7/15/09	2,825	2,841,806
Comcast Corp., 1.439%, 7/14/09 (a)	3,970	3,971,516
Cox Communications, Inc.:
7.875%, 8/15/09	2,565	2,592,166
7.75%, 11/01/10	1,070	1,111,913
News America, Inc., 6.75%, 1/09/38	1,220	1,233,199
Time Warner Cable, Inc., 6.20%, 7/01/13	3,600	3,760,380

		15,510,980

Corporate Bonds	Par (000)	Value

Multi-Utilities — 2.7%
CenterPoint Energy Transition Bond Co. LLC Series A-2, 4.97%, 8/01/14	$6,213	$6,493,192
Cincinnati Gas & Electric, 5.70%, 9/15/12	3,010	3,056,619
Dominion Resources, Inc. Series D, 5.125%, 12/15/09	2,000	2,032,622
Energy East Corp., 6.75%, 6/15/12	2,650	2,680,342

		14,262,775

Oil, Gas & Consumable Fuels — 4.0%
Anadarko Petroleum Corp., 1.72%, 9/15/09 (a)	790	788,831
BP Capital Markets Plc, 3.125%, 3/10/12	4,660	4,750,800
Conoco Funding Co., 6.35%, 10/15/11	2,775	3,044,006
ConocoPhillips, 4.75%, 10/15/12	850	897,065
Enterprise Products Operating LLC Series B, 6.375%, 2/01/13	1,700	1,743,976
Enterprise Products Operating LP, 4.95%, 6/01/10	2,415	2,428,348
Midamerican Energy Holdings Co., 5.875%, 10/01/12	1,165	1,216,551
Midamerican Funding LLC, 6.75%, 3/01/11	1,315	1,394,043
StatoilHydro ASA, 3.875%, 4/15/14	3,105	3,134,684
XTO Energy, Inc., 5%, 8/01/10	2,180	2,198,988

		21,597,292

Pharmaceuticals — 2.6%
Eli Lilly & Co., 3.55%, 3/06/12	2,420	2,496,000
Novartis Capital Corp., 4.125%, 2/10/14	2,625	2,687,472
Pfizer, Inc., 4.45%, 3/15/12	4,440	4,705,268
Roche Holdings, Inc., 4.50%, 3/01/12 (b)	3,855	4,061,343

		13,950,083

Real Estate Investment Trusts (REITs) — 0.2%
Nationwide Health Properties, Inc., 6.59%, 7/07/38	1,400	1,145,214

Road & Rail — 0.4%
Union Pacific Corp., 6.125%, 1/15/12	1,960	2,061,940

Thrifts & Mortgage Finance — 0.2%
Sovereign Bancorp, Inc., 1.457%, 3/23/10 (a)	1,285	1,202,339

Wireless Telecommunication Services — 2.6%
Verizon Wireless Capital LLC (b):
3.75%, 5/20/11	7,575	7,728,560
5.25%, 2/01/12	5,665	5,965,415

		13,693,975

Total Corporate Bonds — 44.4%		236,628,663

Foreign Government Obligations

Asian Development Bank, 2.75%, 5/21/14	2,875	2,820,113
Export Development Canada, 2.375%, 3/19/12	3,105	3,129,068
Landwirtschaftliche Rentenbank, 4.125%, 7/15/13	2,925	3,031,014
Province of Ontario Canada, 1.166%, 5/22/12 (a)	3,270	3,258,104
Société Financement de l’Economie Française:
2.375%, 3/26/12	5,310	5,357,259
2.375%, 3/26/12 (b)	2,610	2,608,902

Total Foreign Government Obligations — 3.8%		20,204,460

See Notes to Financial Statements.

24	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Mortgage-Backed Securities	Par (000)	Value

Fannie Mae Guaranteed Pass-Through Certificates (f):
5.00%, 12/01/21	$12,721	$13,271,136
5.50%, 11/01/17 – 12/01/18	10,972	11,532,074
Freddie Mac Mortgage Participation Certificates:
5.50%, 10/01/17	1,173	1,229,777
5.823%, 11/01/36	3,638	3,809,312
Ginnie Mae MBS Certificates, 3.75%, 11/20/34 (a)	2,300	2,320,999

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 6.0%		32,163,298

U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations

Fannie Mae Trust:
Series 2006-25 Class TA, 6%, 11/25/29	3,315	3,433,718
Series 2006-M2 Class A1A, 4.855%, 8/25/16 (a)	2,965	3,092,514
Series 2007-22 Class SD, 4.008%, 3/25/37 (a)(c)	15,375	1,220,067
Freddie Mac Multiclass Certificates (a)(c):
Series 3249 Class SM, 4.136%, 12/15/36	7,295	678,019
Series 3439 Class SB, 4.286%, 4/15/38	8,926	819,972

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations — 1.7%		9,244,290

Taxable Municipal Bonds

State — 0.8%
California State, General Obligation Bonds, 5.65%, 4/01/39	4,030	4,122,287

Total Taxable Municipal Bonds — 0.8%		4,122,287

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 14.5%
American Home Mortgage Assets Series 2006-6 Class A1A, 0.499%, 12/25/46 (a)	5,694	2,203,809
American Home Mortgage Investment Trust Series 2006-3 Class 11A1, 0.489%, 12/25/46 (a)	7,599	2,932,773
Banc of America Mortgage Securities Inc. (a):
Series 2003-J Class 2A1, 5.289%, 11/25/33	1,629	1,398,616
Series 2006-B Class 3A1, 6.14%, 11/20/36	4,429	2,541,539
BlackRock Capital Finance LP Series 1997-R2 Class AP, 1.272%, 12/25/35 (a)(b)(g)	56	55,913
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB8 Class 2A1, 5.166%, 12/20/35 (a)	3,302	1,954,684
GSR Mortgage Loan Trust Series 2005-AR1 Class 2A1, 4.912%, 1/25/35 (a)	7,279	4,834,176
Homebanc Mortgage Trust Series 2005-3 Class A1, 0.549%, 7/25/35 (a)	6,053	2,667,709

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
IndyMac INDX Mortgage Loan Trust Series 2006-AR41 Class A3, 0.489%, 2/25/37 (a)	$2,833	$1,029,577
JPMorgan Mortgage Trust Series 2007-A1 Class 2A1, 4.741%, 7/25/35 (a)	5,420	4,228,851
Ocwen Residential MBS Corp. Series 1998-R2 Class AP, 10.352%, 11/25/34 (a)(b)	126	25,125
Permanent Financing Plc Series 5 Class 3A, 0.81%, 6/10/34 (a)	3,550	3,543,195
Permanent Master Issuer Plc Series 2007-1 Class 2A1, 1.181%, 1/15/16 (a)	4,785	4,571,350
Residential Accredit Loans, Inc. Series 2006-QA9 Class A1, 0.489%, 11/25/36 (a)	3,283	1,249,750
Residential Asset Securitization Trust Series 2005-A5 Class A12, 0.609%, 5/25/35 (a)	2,547	1,563,050
Salomon Brothers Mortgage Securities VI, Inc. Series 1986-1 Class A, 6%, 12/25/11	2	2,262
Structured Mortgage Asset Residential Trust Series 1991-1 Class H, 8.25%, 6/25/22 (b)	5	4,727
SunTrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3, 5.71%, 4/25/37 (a)	5,738	3,697,806
Thornburg Mortgage Securities Trust (a):
Series 2006-4 Class A2B, 0.429%, 7/25/36	1,724	1,497,879
Series 2006-6 Class A1, 0.419%, 11/25/46	5,845	5,185,838
Series 2007-1 Class A2B, 0.409%, 3/25/37	2,944	2,582,897
Series 2007-1 Class A3A, 0.409%, 3/25/37	2,309	2,003,368
Series 2007-2 Class A2A, 0.439%, 6/25/37	3,311	2,877,287
WaMu Mortgage Pass-Through Certificates (a):
Series 2000-1 Class B1, 4.809%, 1/25/40 (b)	4	183
Series 2004-AR3 Class A1, 3.151%, 6/25/34	10,641	9,227,510
Series 2005-AR12 Class 1A6, 4.827%, 10/25/35	7,175	3,932,042
Walsh Acceptance Series 1997-2 Class A, 2.50%, 3/01/27 (a)	36	4,549
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR8 Class 2A1, 5.242%, 4/25/36 (a)	6,832	4,458,045
Series 2006-AR10 Class 2A1, 5.619%, 7/25/36 (a)	5,383	3,136,666
Series 2007-8 Class 2A7, 6%, 7/25/37	4,612	4,034,046

		77,445,222

Commercial Mortgage-Backed Securities — 10.4%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1 Class A2, 5.787%, 5/11/35	2,651	2,698,088
Bank of America Commercial Mortgage, Inc. Series 2000-1 Class A2A, 7.333%, 11/15/31 (a)	2,293	2,303,935
CS First Boston Mortgage Securities Corp.:
Series 1999-C1 Class A2, 7.29%, 9/15/41	1,526	1,532,394
Series 2001-CF2 Class A4, 6.505%, 2/15/34	1,626	1,670,980
Series 2002-CKS4 Class A1, 4.485%, 11/15/36	2,257	2,257,403
Series 2003-CPN1 Class ASP, 1.584%, 3/15/35 (a)(b)(c)	56,023	598,753
Chase Commercial Mortgage Securities Corp. Series 1999-2 Class A2, 7.198%, 1/15/32	2,875	2,894,750
Chase Manhattan Bank-First Union National Bank Series 1999-1 Class A2, 7.439%, 8/15/31 (a)	1,223	1,221,320
Citigroup/Deutsche Bank Commercial Mortgage, 5.392%, 1/15/46 (a)	1,800	1,707,827
GMAC Commercial Mortgage Securities, Inc. Series 2001-C2 Class A2, 6.70%, 4/15/34	5,263	5,375,181
GS Mortgage Securities Corp, II Series 2004-C1 Class A2, 4.319%, 10/10/28	1,483	1,473,077

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	25

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class XP, 2.059%, 1/11/35 (a)(b)(c)	$33,967	$354,125
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIBC Class A3, 6.26%, 3/15/33	11,666	11,926,935
LB-UBS Commercial Mortgage Trust:
Series 2000-C4 Class A2, 7.37%, 8/15/26	2,817	2,880,477
Series 2002-C4 Class XCP, 1.475%, 10/15/35 (a)(b)(c)	59,742	252,972
Series 2004-C4 Class A2, 4.567%, 6/15/29 (a)	2,887	2,881,384
Series 2004-C7 Class A1, 3.625%, 10/15/29	897	894,691
Morgan Stanley Dean Witter Capital I Series 2000-LIF2 Class A2, 7.20%, 10/15/33	1,403	1,418,646
PNC Mortgage Acceptance Corp. Class A2:
Series 2000-C2, 7.30%, 10/12/33	4,077	4,188,586
Series 2001-C1, 6.36%, 3/12/34	1,700	1,741,298
TIAA Retail Commercial Trust Series 2007-C4 Class A1, 5.69%, 8/15/39 (a)	5,296	5,360,637

		55,633,459

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 24.9%		133,078,681

U.S. Government Sponsored Agency Obligations

Fannie Mae (f):
2.875%, 10/12/10	2,180	2,215,002
6.25%, 2/01/11	1,505	1,585,096
2%, 2/11/11	3,895	3,923,967
1.375%, 4/28/11	2,925	2,942,143
2%, 1/09/12	11,610	11,769,069
5.25%, 8/01/12	5,960	6,220,845
3.875%, 7/12/13	9,250	9,767,047
Federal Home Loan Mortgage Corp., 1.75%, 6/15/12 (f)	5,100	5,093,635
Freddie Mac:
5.875%, 3/21/11	2,275	2,394,399
5.75%, 1/15/12 (d)(f)	36,560	40,558,677
2.125%, 3/23/12 (f)	3,070	3,108,421

Total U.S. Government Sponsored Agency Obligations — 16.8%		89,578,301

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds, 4.25%, 1/15/10 (f)	7,141	7,297,707
U.S. Treasury Notes:
1.75%, 11/15/11	1,520	1,542,329
1.875%, 4/30/14	365	357,356
3.875%, 5/15/18 (f)	3,150	3,268,125

Total U.S. Treasury Obligations — 2.3%		12,465,517

Capital Trusts	Par (000)		Value

Insurance — 0.2%
ZFS Finance (USA) Trust IV, 5.875% (a)(b)(h)	$1,900		$1,168,329

Total Capital Trusts — 0.2%			1,168,329

Total Long-Term Investments (Cost — $691,518,117) — 122.0%			651,009,924

Short-Term Securities

Time Deposits — 1.3%
Citibank NA, 0.06%, 6/01/09	7,056		7,056,347

Total Short-Term Securities (Cost — $7,056,347) — 1.3%			7,056,347

Options Purchased	Contracts

Exchange-Traded Call Options
Euro-Dollar Future, expiring September 2009 at USD 98.25	131	(i)	108,075

Over-the-Counter Call Swaptions
Receive a fixed rate of 1.97% and pay a floating rate based on 3-month USD LIBOR, expiring March 2010, Broker JPMorgan Chase Bank NA	45	(j)	290,160

Total Options Purchased (Premiums Paid — $240,637) — 0.1%			398,235

Total Investments Before Options Written and TBA Sale Commitments (Cost — $698,815,101*) — 123.4%			658,464,506

Options Written

Exchange-Traded Call Options
Euro-Dollar Future, expiring September 2009 at USD 98.5	131	(i)	(62,225)

Over-the-Counter Call Swaptions
Pay a fixed rated of 2.90% and receive a floating rate based on 3-month USD LIBOR, expiring January 2011, Broker Citibank NA	52	(j)	(472,667)

Over-the-Counter Put Swaptions
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month USD LIBOR, expiring January 2011, Broker Citibank NA	52	(j)	(775,538)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month USD LIBOR, expiring March 2010, Broker Deutsche Bank AG	29	(j)	(122,386)
Receive a fixed rate of 2.75% and pay a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Deutsche Bank AG	19	(j)	(124,041)

			(1,021,965)

Total Options Written (Premiums Received — $1,550,080) — (0.3)%			(1,556,857)

See Notes to Financial Statements.

26	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Schedule of Investments (continued)	Short-Term Bond Master Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments (k)	Par (000)	Value

Fannie Mae Guaranteed Pass-Through Certificates, 5.50%, 6/15/24	$3,000	$(3,130,314)

Total TBA Sale Commitments (Proceeds — $3,127,266) — (0.6)%		(3,130,314)

Total Investments, Net of Options Written and TBA Sale Commitments — 122.5%		653,777,335
Liabilities in Excess of Other Assets — (22.5)%		(120,013,180)

Net Assets — 100.0%		$533,764,155

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$698,887,816

Gross unrealized appreciation	$11,172,664
Gross unrealized depreciation	(51,595,974)

Net unrealized depreciation	$(40,423,310)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	All or a portion of security has been pledged as collateral for reverse repurchase agreements.

(g)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Principal Paydown Cost	Realized Gain	Income

BlackRock Capital Finance LP Series 1997-R2 Class AP, 1.272%, 12/25/35	$(2,092)	$353	$2,847

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	One contract represents a notional amount of $2,500.

(j)	One contract represents a notional amount of $1 million.

(k)	Represents or includes a “to-be-announced” transaction. The Portfolio has committed to selling securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Depreciation

Barclays Bank Plc	$(3,130,314)	$(3,048)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Financial futures contracts purchased as of May 31,2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

45	EuroBobl Future	Eurex	June 2009	$7,425,199	$(113,717)
56	Euro-Schatz Future	Eurex	June 2009	$8,580,866	(17,306)
207	2-Year U.S. Treasury Bond	Chicago	September 2009	$44,860,195	19,993
396	90-Day Sterling Future	London	March 2011	$77,715,049	(52,774)

Total					$(163,804)

•	Financial futures contracts sold as of May 31,2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

374	5-Year U.S.Treasury Bond	Chicago	September 2009	$43,355,361	$170,048
55	10-Year U.S.Treasury Bond	Chicago	September 2009	$6,424,480	(10,520)
10	30-Year U.S.Treasury Bond	Chicago	September 2009	$1,167,712	(8,850)

Total					$150,678

•	Foreign currency exchange contracts as of May 31,2009 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	350,000	USD 529,866	Citibank NA	6/10/09	$35,810
USD	471,903	GBP 315,000	Barclays Bank Plc	6/10/09	(37,205)
USD	517,388	GBP 370,000	Deutsche Bank AG	6/10/09	(80,612)
USD	1,095,729	EUR 804,500	Citibank NA	7/15/09	(41,168)

Total					$(123,175)

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	27

Schedule of Investments (concluded)	Short-Term Bond Master Portfolio

•	Interest rate swaps outstanding as of May 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.615%(a)	3-month LIBOR	Deutsche Bank AG	March 2011	USD	1,200	$8,830
1.515%(a)	3-month LIBOR	Credit Suisse International	April 2011	USD	30,200	122,377
1.3385%(a)	3-month LIBOR	Deutsche Bank AG	May 2011	USD	52,500	20,038
3.95%(a)	3-month Australian Bank Bill Short-Term Rate	Deutsche Bank AG	May 2011	AUD	9,790	(1,333)
4.0217%(a)	3-month Australian Bank Bill Short-Term Rate	Deutsche Bank AG	May 2011	AUD	28,875	11,100
1.42%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	May 2011	USD	20,100	(39,611)
2.4075%(a)	3-month LIBOR	Citibank NA	May 2014	USD	12,400	(208,756)
2.403%(b)	3-month LIBOR	Credit Suisse International	April 2014	USD	13,200	211,991

Total						$124,636

	(a)	Portfolio pays floating interest rate and receives fixed rate.

	(b)	Portfolio pays fixed interest rate and receives floating rate.

•	Reverse repurchase agreements outstanding as of May 31, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Bank Plc	0.27%	4/01/09	Open	$2,213,229	$2,212,000
Barclays Bank Plc	0.27%	5/05/09	Open	28,334,587	28,328,850
Barclays Bank Plc	0.27%	5/05/09	Open	11,446,317	11,444,000
Barclays Bank Plc	0.27%	5/05/09	Open	9,680,960	9,679,000
Barclays Bank Plc	0.35%	5/22/09	6/11/09	14,247,770	14,245,000
Barclays Bank Plc	0.30%	5/27/09	6/11/09	9,448,181	9,447,000
Credit Suisse International	0.23%	5/12/09	Open	6,135,954	6,135,000
Credit Suisse International	0.23%	5/12/09	Open	1,565,243	1,565,000
Credit Suisse International	0.23%	5/13/09	Open	3,820,504	3,820,000
JPMorgan Chase Bank NA	0.24%	5/04/09	Open	3,406,653	3,405,938
JPMorgan Chase Bank NA	0.27%	5/15/09	Open	9,169,133	9,166,500
JPMorgan Chase Bank NA	0.27%	5/19/09	Open	5,849,114	5,847,750
JPMorgan Chase Bank NA	0.27%	5/20/09	6/05/09	2,939,832	2,939,625

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

JPMorgan Chase Bank NA	0.27%	5/20/09	6/05/09	3,030,213	3,030,000
JPMorgan Chase Bank NA	0.27%	5/20/09	6/05/09	4,928,346	4,928,000

Total				$116,216,036	$116,193,663

•	Currency Abbreviations:	AUD	Australian Dollar	EUR	Euro
		GBP	British Pound	USD	US Dollar

•

Effective June 1,2008,the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments*

	Assets	Liabilities	Assets	Liabilities

Level 1	—	—	$298,116	$(265,392)
Level 2	$624,969,159	$(3,130,314)	700,306	(118,096,980)
Level 3	33,097,112	—	—	—

Total	$658,066,271	$(3,130,314)	$998,422	$(118,362,372)

*

Other financial instruments are reverse repurchase agreements, swaps, financial futures contracts, foreign currency exchange contracts and options. Reverse repurchase agreements are shown at face value. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

The following is a reconciliation of investments with unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Assets

Balance, as of May 31, 2008	$58,018
Accrued discounts/premiums	(839,037)
Realized gain	44,428
Change in unrealized appreciation/depreciation[1]	2,271,772
Net sales	(5,441,660)
Net transfers in	37,003,591

Balance, as of May 31, 2009	$33,097,112

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations related to securities classified as Level 3 at year end.

See Notes to Financial Statements.

28	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Statement of Assets and Liabilities	Short-Term Bond Master Portfolio

May 31, 2009

Assets

Investments at value — unaffiliated (cost — $698,759,529)	$658,408,593
Investments at value — affiliated (cost — $55,572)	55,913
Unrealized appreciation on swaps	374,336
Unrealized appreciation on foreign currency exchange contracts	35,810
Foreign currency at value (cost — $1,279)	1,359
Investments sold receivable	5,872,373
Interest receivable	5,331,645
Contributions receivable from investor	526,994
Swaps receivable	100,213
Principal paydown receivable	83,393
Prepaid expenses	52,430
Other assets	12,025

Total assets	670,855,084

Liabilities

Reverse repurchase agreements payable	116,193,663
TBA sale commitments at value (proceeds — $3,127,266)	3,130,314
Options written at value (premiums received — $1,550,080)	1,556,857
Unrealized depreciation on swaps	249,700
Unrealized depreciation on foreign currency exchange contracts	158,985
Investments purchased payable	15,314,396
Margin variation payable	187,932
Swaps payable	100,272
Investment advisory fees payable	94,390
Interest expense payable	20,202
Other affiliates payable	4,747
Officer’s and Directors’ fees payable	579
Other accrued expenses payable	78,892

Total liabilities	137,090,929

Net Assets	$533,764,155

Net Assets Consist of

Investor’s capital	$574,136,668
Net unrealized appreciation/depreciation	(40,372,513)

Net Assets	$533,764,155

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	29

Statement of Operations	Short-Term Bond Master Portfolio

Year Ended May 31, 2009

Investment Income

Interest	$28,385,040
Income — affiliated	3,059

Total income	28,388,099

Expenses

Investment advisory	1,222,236
Accounting services	230,433
Professional	75,237
Custodian	53,228
Officer and Directors	31,291
Printing	6,130
Miscellaneous	44,737

Total expenses excluding interest expense	1,663,292
Interest expense	123,011

Total expenses	1,786,303

Net investment income	26,601,796

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(24,973,205)
Investments — affiliated	353
Financial futures contracts and swaps	4,772,145
Options written	33,887
Foreign currency	26,582
Borrowed bonds	(12,884)

(20,153,122)

Net change in unrealized appreciation/depreciation on:
Investments	(25,008,388)
Financial futures contracts and swaps	(612,878)
Options written	1,500
Foreign currency	(293,545)
TBA sale commitments	69,750

(25,843,561)

Total realized and unrealized loss	(45,996,683)

Net Decrease in Net Assets Resulting from Operations	$(19,394,887)

See Notes to Financial Statements.

30	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Statements of Changes in Net Assets	Short-Term Bond Master Portfolio

Increase (Decrease) in Net Assets:	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008	Year Ended June 30, 2007

Operations

Net investment income	$26,601,796	$30,731,996	$30,980,138
Net realized loss	(20,153,122)	(1,371,193)	(7,047,013)
Net change in unrealized appreciation/depreciation	(25,843,561)	(10,189,278)	9,238,509

Net increase (decrease) in net assets resulting from operations	(19,394,887)	19,171,525	33,171,634

Capital Transactions

Proceeds from contributions	149,295,648	138,570,800	165,796,615
Fair value of withdrawals	(280,854,827)	(149,724,799)	(201,097,486)

Net decrease in net assets derived from capital transactions	(131,559,179)	(11,153,999)	(35,300,871)

Net Assets

Total increase (decrease) in net assets	(150,954,066)	8,017,526	(2,129,237)
Beginning of period	684,718,221	676,700,695	678,829,932

End of period	$533,764,155	$684,718,221	$676,700,695

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	31

Financial Highlights	Short-Term Bond Master Portfolio

	Year Ended May 31, 2009	Period July 1, 2007 to May 31, 2008

			Year Ended June 30,

			2007	2006	2005	2004

Total Investment Return

Total investment return	(2.34)%	2.76%[1]	5.03%	2.50%	2.80%	1.18%

Ratios to Average Net Assets

Total expenses	0.31%	0.28%[2]	0.28%	0.28%	0.28%	0.28%

Total expenses excluding interest expense	0.29%	0.28%[2]	0.28%	0.28%	0.28%	0.28%

Net investment income	4.57%	4.83%[2]	4.60%	4.00%	3.34%	3.39%

Supplemental Data

Net assets, end of period (000)	$533,764	$684,718	$676,701	$678,830	$726,534	$740,024

Portfolio turnover	143%[3]	230%[4]	108%	80%	75%	107%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[4]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

32	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Notes to Financial Statements	Short-Term Bond Master Portfolio

1. Organization and Significant Accounting Policies:

Short-Term Bond Master Portfolio (the “Portfolio”) is a series of Short-Term Bond Master LLC (the “Master LLC”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: The Portfolio values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Master LLC’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. TBA commitments are valued at the current market value of the underlying securities.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	33

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets and principal prepayments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Mortgage Dollar Roll Transactions: The Portfolio may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. The Portfolio will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolio.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the

34	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

TBA Commitments: The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps or foreign currency exchange contracts), the Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Portfolio may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	35

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

2. Derivative Financial Instruments

The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Portfolio may mitigate these losses through an ISDA Master Agreement between the Portfolio and its counterparties. The ISDA Master Agreement allows the Portfolio to offset its derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolio is subject to credit risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments.

Financial Futures Contracts: The Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts: A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Portfolio’s maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

Options: The Portfolio may purchase and write call and put options to increase or decrease its exposure to underlying securities (interest rate risk). When the Portfolio purchases a call option it may increase its exposure to the underlying security and when the Portfolio purchases a put option it may decrease its exposure to the underlying security. When the Portfolio writes a call option it may decrease its exposure to the underlying security and when the Portfolio writes a put option it may increase its exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Portfolio’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

36	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

Swaps: The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit Default Swaps: The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, the Portfolio’s maximum amount of loss, as either the buyer or seller, is the fair value of the credit default swap.

•

Swaptions: Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Portfolio bears the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written swaption could result in the Portfolio purchasing an interest rate swap at a price different from the current market value. The Portfolio executes transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Portfolio to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Portfolio’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

•

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Portfolio’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	37

Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

Values of Derivative Instruments as of May 31, 2009*

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest rate contracts**	Unrealized appreciation on swaps/ Investments at value — unaffiliated	$962,612	Unrealized depreciation on swaps/ Options written — at value	$2,009,724

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	35,810	Unrealized depreciation on foreign currency exchange contracts	158,985

Total		$998,422		$2,168,709

* For open derivative instruments as of May 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended May 31, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2009

Net Realized Gain (Loss) from Derivatives Recognized in Income

	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$413,234	$4,675,121	$(382,555)	—	$4,705,800
Foreign exchange contracts	—	—	—	$95,410	95,410
Credit contracts	—	—	479,579	—	479,579

Total	$413,234	$4,675,121	$97,024	$95,410	$5,280,789

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2009 (concluded)

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$(63,735)	$(1,251,415)	$652,258	—	$(662,892)
Foreign exchange contracts	—	—	—	$(232,076)	(232,076)
Credit contracts	—	—	(13,721)	—	(13,721)

Total	$(63,735)	$(1,251,415)	$638,537	$(232,076)	$(908,689)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services.

The Advisor is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of 0.21% of the Portfolio’s average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Advisor.

For the year ended May 31, 2009, the Portfolio reimbursed the Advisor $11,150 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio may earn income on positive cash balances in demand deposit accounts. For the year ended May 31, 2009, the Portfolio earned $212, which is included in income — affiliated in the Statement of Operations.

38	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Notes to Financial Statements (concluded)	Short-Term Bond Master Portfolio

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including principal paydowns, mortgage dollar rolls and TBA transactions), excluding short-term securities and US government securities, for the year ended May 31, 2009 were $821,971,909 and $768,576,380, respectively.

For the year ended May 31, 2009, purchases and sales of US government securities were $170,542,286 and $75,120,137, respectively.

For the year ended May 31, 2009, purchases and sales of mortgage dollar rolls were $287,415,676 and $319,173,618, respectively.

Transactions in call options written for the year ended May 31, 2009 were as follows:

	Contracts*	Premiums Received

Outstanding call options written, beginning of year	163	$9,739
Options written	263	1,671,091
Options closed	(80)	(1,018,641)
Options expired	(163)	(9,739)

Outstanding call options written, end of year	183	$652,450

Transactions in put options written for the year ended May 31, 2009 were as follows:

	Contracts*	Premiums Received

Outstanding put options written, beginning of year	81	$40,253
Options written	180	1,916,271
Options closed	(80)	(1,018,641)
Options expired	(81)	(40,253)

Outstanding put options written, end of year	100	$897,630

*	One contract represents notional amounts of $1 million or $2,500.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2009.

6. Average Borrowings:

For the year ended May 31, 2009, the average borrowings of treasury rolls and reverse repurchase agreements was approximately $19,874,000 and the daily weighted average interest rate was 0.62%.

7. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	39

Report of Independent Registered Public Accounting Firm	Short-Term Bond Master Portfolio

To the Board of Directors and Investors of Short-Term Bond Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Bond Master LLC (the “Fund”), comprising Short-Term Bond Master Portfolio as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, and the financial highlights for the year ended May 31, 2009, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term Bond Master Portfolio of Short-Term Bond Master LLC as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, and the financial highlights for the year ended May 31, 2009, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 24, 2009

40	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 Funds 101 Portfolios	Alcatel-Lucent (telecommunications); Global Climate Exchange (environmental ); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2005	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	41

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				35 Funds 101 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 101 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				35 Funds 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

42	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				175 Funds 285 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				175 Funds 285 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	43

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master LLC Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Fund Address
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master LLC will retire. The Fund’s and Master LLC’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley will become President and Chief Executive Officer of the Fund and Master LLC.

44	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	45

Additional Information (concluded)

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2009	47

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#BR-3070-5/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez

Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Short-Term Bond Fund	$6,800	$6,800	$0	$0	$0	$0	$1,028	$1,049
Short-Term Bond Master Portfolio	$37,300	$34,300	$0	$0	$6,100	$6,100	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Short-Term Bond Fund	$408,528	$406,049
Short-Term Bond Master Portfolio	$413,600	$411,100

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: July 15, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: July 15, 2009